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                                                                   EXHIBIT





                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-59580) pertaining to The BFGoodrich Company Retirement Plus Savings Plan for Wage Employees of our report dated June 26, 1995, with respect to the financial statements of The BFGoodrich Company Retirement Plus Savings Plan for Wage Employees included in this Annual Report (Form 11-K) for the year ended December 31, 1994.




                                                           ERNST & YOUNG LLP



Cleveland, Ohio
June 26, 1995





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